Prospectus

December 30, 2005

T. Rowe Price

New America Growth Fund—Advisor Class

A stock fund seeking long-term capital appreciation through investments in companies believed by T. Rowe Price to be in the fast-growing sectors that define the "new America." This class of shares is sold only through financial intermediaries.

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The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
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Prospectus

®

1	About the Fund
	Objective, Strategy, Risks, and Expenses	1
	Other Information About the Fund	5

2	Information About Accounts in T. Rowe Price Funds
	Pricing Shares and Receiving Sale Proceeds	7
	Useful Information on Distributionsand Taxes	11
	Transaction Procedures and Special Requirements	14
	Distribution, Shareholder Servicing, and Recordkeeping Fees	17

3	More About the Fund
	Organization and Management	18
	Understanding Performance Information	20
	Investment Policies and Practices	21
	Disclosure of Fund Portfolio Information	26
	Financial Highlights	26

4	Investing With T. Rowe Price
	Account Requirements and Transaction Information	28
	Purchasing Additional Shares	29
	Exchanging and Redeeming Shares	30
	Rights Reserved by the Funds	30
	T. Rowe Price Privacy Policy	32

 Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates managed $257.6 billion for more than nine million individual and institutional investor accounts as of September 30, 2005. T. Rowe Price is the fund`s investment manager.

 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

T. Rowe Price New America Growth Fund

T. Rowe Price New America Growth Fund—Advisor Class

About the Fund

About the Fund 1

objective, strategy, risks, and expenses

A word about the fund`s name and structure.  The Advisor Class is a share class of its respective T. Rowe Price fund and is not a separate mutual fund. The Advisor Class shares are designed to be sold only through brokers, dealers, banks, insurance companies, and other financial intermediaries that provide various distribution and administrative services.

What is the fund`s objective?

The fund seeks to provide long-term growth of capital by investing primarily in the common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States.

What is the fund`s principal investment strategy?

We invest primarily (at least 65% of total assets) in common stocks of U.S. companies operating in those sectors of the economy that, in the view of T. Rowe Price, are the fastest growing or have the greatest growth potential. In recent years, the U.S. economy has evolved rapidly, primarily because of the application of new technologies and scientific advances. Fast-growing companies can be found across an array of industries in today`s "new America." The choice of industry sectors will generally reflect such factors as the overall revenue growth of the component companies and the sector`s contribution to gross domestic product from year to year.

Holdings range from large-cap to small companies. In selecting stocks, we look for many characteristics, typically including but not limited to:

  earnings growth rates that generally exceed that of the average company in the S&P 500 Stock Index;

  favorable company fundamentals, such as a strong balance sheet, sound business strategy, and promising competitive positioning;

  effective management; or

  stock valuations, such as price/earnings or price/cash flow ratios, that seem reasonable relative to the company`s prospects.

  In pursuing its investment objective, the fund`s management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund`s management believes a security could increase in value for a variety of reasons, including a change in management, an

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  extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

  While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with fund objectives.

  The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

  For details about the fund`s investment program, please see the Investment Policies and Practices section.

  What are the main risks of investing in the fund?

  The fund may entail above-average risk since growth companies pay few dividends and are typically more volatile than slower-growing companies with high dividends. Generally, stocks of companies in rapidly evolving—and often highly competitive—industries are subject to significant price swings. Since investors buy these stocks because of their expected superior earnings growth, earnings disappointments, even small ones, can result in sharp price declines. Changes in investor psychology from positive to negative can also cause growth stocks to lose value because of the high valuations they typically carry. The level of risk will be increased if the fund has significant exposure to small-company stocks, which tend to be more volatile than large-company stocks because of their limited product lines, markets, or financial resources. In addition, picking long-term winners in the early stages of developing new industries is very difficult. Promising new fields tend to attract a great deal of competition and capital investment, and the increasingly fast pace of technological change can render an established company`s products and services obsolete virtually overnight.

  As with all equity funds, this fund`s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund`s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

  Foreign stock holdings are subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. Investments in futures and options, if any, are subject to additional volatility and potential losses.

  As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  The fund`s share price may decline, so when you sell your shares, you may lose money.

  How can I tell if the fund is appropriate for me?

  Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you seek long-term appreciation and can accept the potentially higher volatility of growth stocks, the fund could be an appropriate part of your overall investment strategy. This fund should not represent your complete investment program or be used for short-term trading purposes.

  The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  Equity investors should have a long-term investment horizon and be willing to wait out bear markets.

  How has the fund performed in the past?

  New America Growth Fund—Advisor Class began operations on December 30, 2005, and does not have a full calendar year of performance history. As a point of comparison, however, the following bar chart and table show calendar year returns for the oldest existing class of the New America Growth Fund. Because the New America Growth Fund—Advisor Class is expected to have higher expenses than the oldest existing class of the New America Growth Fund, its performance, had it existed over the periods shown, would have been lower. The oldest existing class of the New America Growth Fund and the New America Growth Fund—Advisor Class share the same portfolio.

  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

  The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

  In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from

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  those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund`s other returns because the loss generates a tax benefit that is factored into the result.

  Table 1  Average Annual Total Returns
	Periods ended December 31, 2004
	1 year	5 years	10 years
New America Growth Fund
Returns before taxes	11.10%	-3.28%	8.96%
Returns after taxes on distributions	11.10	-4.03	7.56
Returns after taxes on distributions and sale of fund shares	7.21	-2.92	7.44
S&P 500 Index	10.88	-2.30	12.07
Lipper Multi-Cap Growth Funds Index	11.26	-7.00	9.43

  Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

  S&P 500 Index tracks the stocks of 500 U.S. companies.

  What fees and expenses will I pay?

  The numbers in the next table provide an estimate of how much it will cost to operate the Advisor Class for a year. These are costs you pay indirectly because they are deducted from net assets before the daily share price is calculated.

  Table 2  Fees and Expenses of the Advisor Class*
Annual fund operating expenses (expenses that are deducted from fund assets)
Management fee	0.66%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.19%
Total annual fund operating expenses	1.10%a

  *Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund.

  aTo limit the class`s expenses during its initial period of operations, T. Rowe Price contractually obligated itself to bear any expenses and/or waive its fees through April 30, 2008, which would cause the class`s ratio of expenses to average net assets to exceed 1.10%. Fees paid or assumed or fees waived under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the class`s expense ratio is below 1.10%; however, no reimbursement will be made more than three years after any waiver or payment, or if it would result in the expense ratio exceeding 1.10%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the class.

  Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this class with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed, you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

1 year	3 years	5 years	10 years
$112	$350	$606	$1,340

  other INFORMATION about the fund

  What are some of the fund`s potential rewards?

  The fund offers the potential for significant, long-term growth of capital by seeking to participate in the growth of companies positioned to benefit from the dynamic technological, social, medical, economic, and business developments that are defining the "new America." The fund has the flexibility to seek investments in companies of any size in any sector believed by T. Rowe Price to offer the greatest growth potential.

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  What is meant by a "growth" investment approach?

  Thomas Rowe Price, Jr., pioneered the growth stock theory of investing over 60 years ago. It is based on the premise that inflation represents a more serious long-term threat to an investor`s portfolio than stock market fluctuations or recessions. Mr. Price believed that when a company`s earnings grow faster than both inflation and the economy in general, the market will eventually reward its long-term earnings growth with a higher stock price. However, investors should be aware that, during periods of adverse economic and market conditions, stock prices may fall despite favorable earnings trends.

  Growth investors look for companies with above-average earnings gains.

  Is there other information I can review before making a decision?

  Investment Policies and Practices in Section 3 discusses various types of portfolio securities the fund may purchase as well as types of management practices the fund may use.

  2

  Information About Accounts in T. Rowe Price Funds

  Information About Accounts in T. Rowe Price Funds 2

  As a T. Rowe Price shareholder, you will want to know about the following policies and procedures that apply to all Advisor Class accounts.

  Pricing Shares and Receiving Sale Proceeds

  How and when shares are priced

  The share price (also called "net asset value" or NAV per share) for each class of shares is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day that the exchange is open for business. To calculate the NAV, the fund`s assets are valued and totaled, liabilities are subtracted, and each class`s proportionate share of the balance, called net assets, is divided by the number of shares outstanding of that class. Market values are used to price stocks and bonds. Market values represent the prices at which securities actually trade or evaluations based on the judgment of the fund`s pricing services. If a market value for a security is not available, the fund will make a good faith effort to assign a fair value to the security. This value may differ from the value the fund receives upon sale of the securities. Investments in mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

  Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET except under the circumstances described below. Most foreign markets close before 4 p.m. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. If a fund determines that developments between the close of the foreign market and 4 p.m. ET will, in its judgment, materially affect the value of some or all of the fund`s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day`s opening prices in the same markets, and adjusted prices.

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  How your purchase, sale, or exchange price is determined

  Advisor Class shares are intended for purchase, and may be held only, through various third-party intermediaries including brokers, dealers, banks, insurance companies, retirement plan recordkeepers, and others. Consult your intermediary to find out about how to purchase, sell, or exchange your shares, trade deadlines, and other applicable procedures for these transactions. The intermediary may charge a fee for its services.

  The fund may have an agreement with your intermediary that permits the intermediary to accept orders on behalf of the fund until 4 p.m. ET. In such cases, if your order is received by the intermediary in correct form by 4 p.m. ET, transmitted to the fund, and paid for in accordance with the agreement, it will be priced at the next NAV computed after the intermediary received your order.

  Note: The time at which transactions and shares are priced and the time until which orders are accepted by the fund or an intermediary may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

  How proceeds are received

  Normally, the fund transmits proceeds to intermediaries for redemption orders received in correct form on either the next or third business day after receipt, depending on the arrangement with the intermediary. Under certain circumstances and when deemed to be in the fund`s best interests, proceeds may not be sent to intermediaries for up to seven calendar days after receipt of the redemption order. You must contact your intermediary about procedures for receiving your redemption proceeds.

  Contingent Redemption Fee

  Short-term trading can disrupt a fund`s investment program and create additional costs for long-term shareholders. For these reasons, certain T. Rowe Price funds, listed below, assess a fee on redemptions (including exchanges) of fund shares held for less than the period shown, which reduces the proceeds from such redemptions by the amounts indicated:

T. Rowe Price Funds With Redemption Fees
Fund name	Redemption fee	Holding period*
High Yield—Advisor Class	1%	90 days/3 months
International Bond—Advisor Class	2%	90 days/3 months
International Growth & Income—Advisor Class	2%	90 days/3 months
International Stock—Advisor Class	2%	90 days/3 months
Real Estate—Advisor Class	1%	90 days/3 months
Small-Cap Value—Advisor Class	1%	90 days/3 months

  Redemption fees are paid to a fund to deter short-term trading, offset costs, and protect the fund`s long-term shareholders. All persons holding shares of a T. Rowe Price fund that imposes a redemption fee are subject to the fee, whether the person is holding shares directly with a T. Rowe Price fund, through a retirement plan for which T. Rowe Price serves as recordkeeper, or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or any other third party.

  *Computation of holding period

  When an investor sells shares of a fund that assesses a redemption fee, T. Rowe Price will use the "first-in, first-out" (FIFO) method to determine the holding period for the shares sold. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. A redemption fee will be charged on shares sold before the end of the required holding period.

  If you purchase shares through an intermediary, consult your intermediary to determine how the holding period (for example, 90 days versus three months) will be applied.

  Transactions not subject to redemption fees

  The T. Rowe Price funds will not assess a redemption fee with respect to certain transactions. As of the date of this prospectus, the following shares of T. Rowe Price funds will not be subject to redemption fees:

  1.Shares redeemed via an automated systematic withdrawal plan;

  2.Shares redeemed through or used to establish an automated, nondiscretionary rebalancing or asset allocation program, if approved in writing by T. Rowe Price;

  3.Shares purchased by the reinvestment of dividends or capital gain distributions;*

  4.Shares converted from one share class to another share class of the same fund;*

  5.Shares redeemed by a fund (e.g., for failure to meet account minimums or to cover various fees such as fiduciary fees);

  6.Shares purchased by rollover and changes of account registration within the same fund;*

  7.Shares redeemed to return an excess contribution in an IRA account;

  8.Shares purchased by a fund-of-fund product, if approved in writing by T. Rowe Price;

  9.Shares transferred to T. Rowe Price or a third party intermediary acting as a service provider when the age of the shares cannot be determined systematically;*

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  10.Shares redeemed in retirement plans or other products that restrict trading to no more frequently than once per quarter, if approved in writing by T. Rowe Price.

  *Subsequent exchanges of these shares into funds that assess redemption fees will subject such shares to the fee.

  Redemption fees on shares held in retirement plans

  If shares are held in a retirement plan, generally redemption fees will be assessed only on shares redeemed by exchange that were originally purchased by exchange. However, redemption fees may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or how the fees are applied by your plan`s recordkeeper. To determine which of your transactions are subject to redemption fees, you should contact T. Rowe Price or your plan recordkeeper.

  Omnibus accounts

  If your shares are held through an intermediary in an omnibus account,
  T. Rowe Price relies on the intermediary to assess the redemption fee on underlying shareholder accounts. T. Rowe Price seeks to identify intermediaries establishing omnibus accounts and to enter into agreements requiring the intermediary to assess the redemption fees. There are no assurances that T. Rowe Price will be successful in identifying all intermediaries or that the intermediaries will properly assess the fees.

  Certain intermediaries may not apply the exemptions listed above to the redemption fee policy; all redemptions by persons trading through such intermediaries may be subject to the fee. Persons redeeming shares through an intermediary should check with their respective intermediary to determine which transactions are subject to the fees.

  Implementation

  Recordkeepers for retirement plan participants who are unable to implement redemption fees due to system limitations must either (1) implement short-term trading restrictions approved by T. Rowe Price until they have the system capabilities to assess the fees or (2) set forth an implementation plan acceptable to T. Rowe Price. Any person purchasing shares through a retirement plan recordkeeper should check with their recordkeeper to determine when purchases will be subject to redemption fees.

  Shares held or purchased prior to January 1, 2005, are subject to the terms for holding periods and early redemption as set forth in the prospectus in effect when the shares were originally purchased. For example, shares of the T. Rowe Price International Stock Fund—Advisor Class purchased on December 31, 2004, would be subject to a one-year holding period and 2% redemption fee if sold within one year; shares of the fund purchased on January

  3, 2005, would be subject to the new 90-day/three-month holding period and a 2% redemption fee if sold within the 90-day/three-month holding period.

  Useful Information on Distributions and Taxes

  All net investment income and realized capital gains are distributed to shareholders.

  Dividends and Other Distributions

  Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. Reinvesting distributions results in compounding, that is, receiving income dividends and capital gain distributions on a rising number of shares.

  Interest will not accrue on amounts represented by uncashed distributions or redemption checks.

  The following table provides details on dividend payments:

  Table 3  Dividend Payment Schedule
Fund	Dividends
Bond funds	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.Declared daily and paid on the first business day of each month.
These stock funds only:Equity Income Fund — Advisor ClassReal Estate Fund — Advisor Class	Declared quarterly, if any, in March, June, September, and December.Must be a shareholder on the record date.
Retirement Funds:Retirement Income Fund — Advisor ClassAll others	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.Paid on the first business day of each month.Declared annually, if any, generally in December.Must be a shareholder on the record date.

Other stock funds	Declared annually, if any, generally in December.Must be a shareholder on the record date.

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  If you purchase and sell your shares through an intermediary, consult your intermediary to determine when your shares begin and stop accruing dividends; the information described above may vary.

  Capital gain payments

  A capital gain or loss is the difference between the purchase and sale price of a security.

  If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is paid the following year.

  Tax Information

  You should contact your intermediary for the tax information that will be sent to you and reported to the IRS.

  If you invest in the fund through a tax-deferred retirement account, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account.

  If you invest in the fund through a taxable account, you will generally be subject to tax when:

  You sell fund shares, including an exchange from one fund to another.

  The fund makes a distribution to your account.

  For individual shareholders, a portion of ordinary dividends representing "qualified dividend income" received by the fund may be subject to tax at the lower rate applicable to long-term capital gains, rather than ordinary income. You may report it as "qualified dividend income" in computing your taxes provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor`s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, distributions from certain nonqualified foreign corporations, and dividends received by the fund from stocks that were on loan. Little, if any, of the ordinary dividends paid by the Real Estate Fund—Advisor Class or the bond fund Advisor Classes is expected to qualify for this lower rate.

  For corporate shareholders, a portion of ordinary dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the fund`s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international or bond fund Advisor Classes is expected to qualify for this deduction.

  Note: Regular monthly dividends from the Tax-Free Income Fund—Advisor Class are expected to be exempt from federal income taxes. Exemption is not guaranteed since the fund has the right under certain conditions to invest in nonexempt securities. You must report your total tax-free income on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year. Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that is subject to tax.

  If the Tax-Free Income Fund invests in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by these bonds in their AMT calculation. The portion of this fund`s income dividend that should be included in your AMT calculation, if any, will be reported to you in January.

  Taxes on fund redemptions

  When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is a sale for tax purposes.

  Taxes on fund distributions

  The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. If you realize a loss on the sale or exchange of Tax-Free Income Fund—Advisor Class shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares. For funds investing in foreign securities, distributions resulting from the sale of certain foreign currencies, currency contracts, and the currency portion of gains on debt securities are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as a return of capital.

  If the fund qualifies and elects to pass through nonrefundable foreign taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid. For the Tax-Free Income Fund—Advisor Class, gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses. To the

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  extent the fund invests in these securities, the likelihood of a taxable gain distribution will be increased.

  Retirement Funds

  Distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains.

  Tax consequences of hedging

  Entering into certain options, futures, swaps, and forward foreign exchange contracts and transactions may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in a fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

  Distributions are taxable whether reinvested in additional shares or received in cash.

  Tax effect of buying shares before an income dividend or capital gain distribution

  If you buy shares shortly before or on the "record date" —  the date that establishes you as the person to receive the upcoming distribution — you may receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund`s record date before investing. Of course, a fund`s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.

  Transaction Procedures and Special Requirements

  Purchase Conditions for Intermediaries

  Nonpayment

  If the fund receives a check or ACH transfer that does not clear or the payment is not received in a timely manner, your purchase may be canceled. The intermediary will be responsible for any losses or expenses incurred by the fund or transfer agent. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

  U.S. dollars

  All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.

  Sale (Redemption) Conditions

  Holds on immediate redemptions: 10-day hold

  If an intermediary sells shares that it just purchased and paid for by check or ACH transfer, the fund will process the redemption but will generally delay sending the proceeds for up to 10 calendar days to allow the check or transfer to clear. (The 10-day hold does not apply to purchases paid for by bank wire.)

  Redemptions over $250,000

  Large redemptions can adversely affect a portfolio manager`s ability to implement a fund`s investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund`s portfolio.

  Excessive and Short-Term Trading

  T. Rowe Price may bar excessive and short-term traders from purchasing shares.

  Excessive or short-term trading in fund shares may disrupt management of a fund and raise its costs. Short-term traders in funds investing in foreign securities may seek to take advantage of an anticipated difference between the price of the fund`s shares and price movements in overseas markets (see "How and when shares are priced"). While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Board of Directors/Trustees of each fund has adopted the policy set forth below to deter such activity. Persons trading directly with T. Rowe Price or indirectly through intermediaries in violation of this policy or persons believed to be short-term traders may be barred for 90 calendar days or permanently from further purchases of T. Rowe Price funds. Purchase transactions placed by such persons are subject to rejection without notice.

  All persons purchasing shares held directly with a T. Rowe Price fund, or through a retirement plan for which T. Rowe Price serves as recordkeeper, who make more than one purchase and one sale or one sale and one purchase involving the same fund within any 90-day calendar period will violate the policy.

  All persons purchasing fund shares held through an intermediary, including a broker, bank, investment adviser, recordkeeper, insurance company, or other third party, and who hold the shares for less than 90 calendar days will violate the policy.

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  Omnibus accounts

  Intermediaries often establish omnibus accounts in the T. Rowe Price funds for their customers. In such situations, T. Rowe Price cannot always monitor trading activity by individual shareholders. However, T. Rowe Price reviews trading activity at the omnibus account level and looks for activity that indicates potential excessive or shortterm trading. If it detects suspicious trading activity, T. Rowe Price contacts the intermediary to determine whether the excessive trading policy has been violated and, if so, asks the intermediary to take action to restrict transactions by the underlying shareholder in accordance with the policy.

  Retirement plans

  If shares are held in a retirement plan, generally the fund`s excessive trading policy only applies to shares purchased and redeemed by exchange. However, the policy may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or how the excessive trading policy is applied by your plan`s recordkeeper. To determine which of your transactions are subject to the fund`s excessive trading policy, you should contact T. Rowe Price or your plan recordkeeper.

  Exceptions to policy

  The following types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); 2) systematic purchases and redemptions; and 3) checkwriting redemptions from bond and money funds.

  In addition, transactions in automated nondiscretionary rebalancing programs, nondiscretionary asset allocation programs, or fund-of-funds products may be exempt from the excessive trading policy subject to prior written approval by designated persons at T. Rowe Price.

  T. Rowe Price may modify the 90-day policy set forth above (for example, in situations where a retirement plan with multiple investment options imposes a uniform restriction on trading in the plan that differs from the T. Rowe Price fund`s policy). These modifications would be authorized only if the fund determines, in its discretion, that the modified policy provides protection to the fund that is substantially equivalent to the fund`s regular policy.

  There is no guarantee that T. Rowe Price will detect or prevent excessive or short-term trading.

  Signature Guarantees

  An intermediary may need to obtain a signature guarantee in certain situations and should consult its T. Rowe Price Financial Institution Services representative.

  You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

  distribution, shareholder servicing, and recordkeeping fees

  The Advisor Class has adopted a 12b-1 plan under which it pays a fee at the rate of up to 0.25% of its daily net assets per year to various intermediaries for distribution and servicing of its shares. These payments may be more or less than the costs incurred by the intermediaries. Because the fees are paid from the Advisor Class net assets on an ongoing basis, they will increase the cost of your investment and, over time, could result in your paying more than with other types of sales charges. The Advisor Class may also separately compensate intermediaries at a rate of up to 0.10% of daily net assets per year for various recordkeeping and transfer agent services they perform.

  3

  More About the Fund

  More About the Fund 3

  Organization and Management

  How is the fund organized?

  The fund was organized as a Massachusetts business trust in 1985 and is an "open-end investment company," or mutual fund. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives. In 2005, the fund issued a separate class of shares known as the Advisor Class.

  Shareholders benefit from T. Rowe Price`s 68 years of investment management experience.

  What is meant by "shares"?

  As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund`s authorized capital stock, but share certificates are not issued.

  Each share and fractional share entitles the shareholder to:

  Receive a proportional interest in income and capital gain distributions of the class. The income dividends for Advisor Class shares will generally differ from those of the original class to the extent that the expense ratios of the classes differ.

  Cast one vote per share on certain fund matters, including the election of fund directors/trustees, changes in fundamental policies, or approval of changes in the fund`s management contract. Shareholders of each class have exclusive voting rights on matters affecting only that class.

  Do T. Rowe Price funds have annual shareholder meetings?

  The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee.
  If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.

  Who runs the fund?

  General Oversight

  The fund is governed by a Board of Directors/Trustees that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects the fund`s officers. At least 75% of Board members are independent of T. Rowe Price.

  All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price —  specifically by the fund`s portfolio managers.

  Portfolio Management

  The fund has an Investment Advisory Committee with the following members: Joseph M. Milano, Chairman, Jeffrey W. Arricale, R. Scott Berg, Brian W.H. Berghuis, Jeffrey Rottinghaus, Robert W. Sharps, and Robert W. Smith. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund`s investment program. Mr. Milano has been chairman of the fund`s committee since 2005. He joined T. Rowe Price in 1996 and has been managing investments since 1999. The Statement of Additional Information provides additional information about the portfolio manager`s compensation, other accounts managed by the portfolio manager, and the portfolio manager`s ownership of securities in the fund.

  The Management Fee

  This fee has two parts — an "individual fund fee," which reflects a fund`s particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, Retirement Funds, TRP Reserve Investment Funds, and any index or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

  Group Fee Schedule
0.334%*	First $50 billion

0.305%	Next $30 billion

0.300%	Next $40 billion

0.295%	Next $40 billion

0.290%	Thereafter

  *Represents a blended group fee rate containing various breakpoints.

  T. Rowe Price20

  The fund`s group fee is determined by applying the group fee rate to the fund`s average daily net assets. At December 31, 2004, the effective annual group fee was 0.31%. The individual fund fee is 0.35%.

  A discussion about the factors and conclusions considered by the Board in approving the fund`s investment management agreement with T. Rowe Price appears in the fund`s semiannual report to shareholders for the period ending June 30, 2005.

  Understanding Performance Information

  This section should help you understand the terms used to describe fund performance.

  Total Return

  This tells you how much an investment has changed in value over a given period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

  Advertisements may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

  Cumulative Total Return

  This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, an investment could have a 10-year positive cumulative return despite experiencing some negative years during that time.

  Average Annual Total Return

  This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment`s actual cumulative return. This gives you an idea of an investment`s annual contribution to your portfolio, provided you held it for the entire period.

  Investment Policies and Practices

  This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

  Shareholder approval is required to substantively change fund objectives. Shareholder approval is also required to change certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" that can be changed without shareholder approval. Fund investment restrictions and policies apply at the time of purchase. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made. (This exception does not apply to the fund`s borrowing policy.)

  Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, fund investments in certain derivatives are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in derivatives could have significantly more of an impact on a fund`s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

  Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help achieve fund objectives.

  Types of Portfolio Securities

  In seeking to meet its investment objective, fund investments may be made in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe various types of fund securities and investment management practices.

  Fundamental policy  The fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of the fund`s total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the fund.

  T. Rowe Price22

  Fund investments are primarily in common stocks (normally, at least 65% of total assets) and, to a lesser degree, other types of securities as described below.

  Common and Preferred Stocks

  Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company`s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

  Convertible Securities and Warrants

  Investments may be made in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. Some convertibles combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants can be highly volatile, have no voting rights, and pay no dividends.

  Foreign Securities

  Investments may be made in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs and ADSs). Investing in foreign securities involves special risks that can increase the potential for losses. These include: exposure to potentially adverse local, political, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment`s value (favorable changes can increase its value). These risks are heightened for investments in developing countries, and there is no limit on the amount of fund foreign investments that may be made in such countries.

  Operating policy  Fund investments in foreign securities are limited to 15% of total assets.

  Hybrid Instruments

  These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under certain conditions, the redemption value of a hybrid could be zero.

  Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

  Operating policy  Fund investments in hybrid instruments are limited to 10% of total assets.

  Illiquid Securities

  These securities include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may have resale restrictions and be illiquid. The sale of illiquid securities may involve substantial delays and additional costs, and the fund may only be able to sell such securities at prices substantially less than what the fund believes are worth.

  Operating policy  Fund investments in illiquid securities are limited to 15% of net assets.

  Types of Investment Management Practices

  Reserve Position

  A certain portion of fund assets will be held in money market reserves. Fund reserve positions are expected to consist primarily of shares of one or both T. Rowe Price internal money market funds. Short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, may also be held. For temporary, defensive purposes, there is no limit on fund investments in money market reserves. Significant investments in reserves could compromise the ability to achieve fund objectives. The reserve position provides flexibility in meeting redemptions, paying expenses, and in the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

  T. Rowe Price24

  Borrowing Money and Transferring Assets

  Fund borrowings may be made from banks and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

  Fundamental policy  Borrowings may not exceed 33 1/3% of total assets.

  Operating policy  Fund transfers of portfolio securities as collateral will not be made except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of total assets. Fund purchases of additional securities will not be made when borrowings exceed 5% of total assets.

  Futures and Options

  Futures, a type of potentially high-risk derivative, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options, another type of potentially high-risk derivative, give the investor the right (where the investor purchases the option), or the obligation (where the investor "writes" or sells the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. market or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.

  Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund`s initial investment in such contracts.

  Operating policies  Futures: Initial margin deposits on futures and premiums on options used for non-hedging purposes will not exceed 5% of net asset value. Options on securities: The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

  Exchange Traded Funds (ETFs)

  These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

  Managing Foreign Currency Risk

  Investors in foreign securities may attempt to "hedge" their exposure to potentially unfavorable currency changes. The primary means of doing this is through the use of "forwards"—  contracts to exchange one currency for another on some future date at a specified exchange rate. However, futures, swaps, and options on these instruments may also be used. In certain circumstances, a different currency may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." If the fund were to engage in any of these foreign currency transactions, they would be primarily to protect a fund`s foreign securities from adverse currency movements relative to the dollar. Such transactions involve the risk that anticipated currency movements will not occur, which could reduce fund total return. There are certain markets, including many emerging markets, where it is not possible to engage in effective foreign currency hedging.

  Lending of Portfolio Securities

  Fund securities may be lent to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.

  Fundamental policy  The value of loaned securities may not exceed 33 1/3% of total assets.

  Portfolio Turnover

  Turnover is an indication of frequency of trading. We will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund`s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund`s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The fund`s portfolio turnover rates are shown in the Financial Highlights table.

  T. Rowe Price26

  Disclosure of Fund Portfolio Information

  The fund`s portfolio holdings are disclosed on a regular basis in its semiannual and annual reports to shareholders, and on Form N-Q, which is filed with the SEC within 60 days of the fund`s first and third fiscal quarter-end. In addition, the fund discloses its calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. Under certain conditions, up to 5% of the fund`s holdings may be included in this portfolio list without being individually identified. Generally, securities would be omitted from the list if they are being actively bought or sold and it is determined that the quarter-end disclosure of the holding could be harmful to the fund. A security will not be omitted from the list for more than one year. The fund also discloses its largest 10 holdings on troweprice.com seven days after each month-end. These holdings are listed in alphabetical order along with the aggregate percentage of the fund`s total assets they represent. The quarter-end portfolio will remain on the Web site for one year. The top 10 list is replaced every six months. A description of the fund`s policy and procedures with respect to the disclosure of portfolio information is in the Statement of Additional Information.

  Financial Highlights

  New America Growth Fund—Advisor Class first issued shares on December 30, 2005, and therefore has no financial history. As a point of comparison, however, Table 4 provides historical information about the New America Growth Fund because New America Growth Fund—Advisor Class participates in the fund`s management program and investment portfolio. (Prior to the inception of New America Growth Fund—Advisor Class, New America Growth Fund had only a single class.) This information is based on a single share of the New America Growth Fund outstanding throughout the periods shown.

  This table is part of New America Growth Fund`s financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions and no payment of account or [if applicable] redemption fees). The financial statements in the annual report were audited by the fund`s independent registered public accounting firm, PricewaterhouseCoopers LLP.

  Had New America Growth Fund—Advisor Class existed during the period reflected in the table, some financial information would be different because of its higher anticipated expense ratio.

  Table 4  Financial Highlights
	Year ended December 31
	2000	2001	2002	2003	2004

Net asset value,beginning of period	$48.06	$35.77	$30.87	$22.06	$29.83
Income From Investment Operations
Net investment income	(0.14)	(0.12)	(0.11)	(0.09)	(0.02)
Net gains or losses on securities (both realized and unrealized)	(4.63)	(4.14)	(8.70)	7.86	3.33
Total from investment operations	(4.77)	(4.26)	(8.81)	7.77	3.31
Less Distributions
Dividends (from net investment income)	—	—	—	—	—
Distributions (fromcapital gains)	(7.52)	(0.64)	—	—	—
Returns of capital	—	—	—	—	—
Total distributions	(7.52)	(0.64)	—	—	—
Net asset value,end of period	$35.77	$30.87	$22.06	$29.83	$33.14
Total return	(10.53)%	(11.89)%	(28.54)%	35.22%	11.10%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$1,519	$1,183	$761	$915	$935
Ratio of expenses to average net assets	0.93%	0.99%	0.99%	0.98%	0.92%
Ratio of net income to average net assets	(0.33)%	(0.36)%	(0.42)%	(0.34)%	(0.07)%
Portfolio turnover rate	81.4%	52.1%	61.5%	61.6%	50.9%

  4

  Investing With T. Rowe Price

  Investing With T. Rowe Price 4

  Account Requirements and Transaction Information

  The information in this section is for use by intermediaries only. Shareholders should contact their intermediary for information regarding the intermediary`s policies on purchasing, exchanging, and redeeming fund shares as well as initial and subsequent investment minimums.

  Tax Identification
  Number

  The intermediary must provide us with its certified Social Security or employer identification number. Otherwise, federal law requires the funds to withhold a percentage of dividends, capital gain distributions, and redemptions, and may subject the intermediary or account holder to an IRS fine. If this information is not received within 60 days after the account is established, the account may be redeemed at the fund`s net asset value (NAV) on the redemption date.

  All initial and subsequent investments by intermediaries should be made by bank wire or electronic payment. For more information, contact Financial Institution Services.

  Opening a New Account

  $2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts

  Important Information About Opening an Account

  Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account.

  When you open an account, you will be asked for the name, residential street address, date of birth, and Social Security number or employer identification number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers. Entities are also required to provide documents such as articles of incorporation, partnership agreements, trust documents, and other applicable records.

  We will use this information to verify the identity of the person(s)/entity opening the account. We will not be able to open your account until we receive all of this information. If we are unable to verify your identity, we are authorized to take any action permitted by law. (See Rights Reserved by the Funds.)

  Intermediaries should call Financial Institution Services for an account number and assignment to a dedicated service representative and give the following wire information to their bank:

  Receiving Bank:  PNC Bank, N.A. (Pittsburgh)
  Receiving Bank ABA#:  043000096
  Beneficiary:  T. Rowe Price [fund name]
  Beneficiary Account:  1004397951
  Originator to Beneficiary Information (OBI):
  name of owner(s) and account number

  In order to obtain an account number, the intermediary must supply the name, Social Security or employer identification number, and business street address for the account.

  Intermediaries should complete a New Account Form and mail it, with proper documentation identifying your firm, to one of the appropriate addresses listed below. Intermediaries must also enter into a separate agreement with the fund or its agent.

  via U.S. Postal Service

  T. Rowe Price Financial Institution Services
  P.O. Box 17603
  Baltimore, MD 21297-1603

  via private carriers/overnight services

  T. Rowe Price Financial Institution Services
  Mail Code: OM-4232
  4515 Painters Mill Road
  Owings Mills, MD 21117-4842

  T. Rowe Price30

  Purchasing Additional ShareS

  $100 minimum additional purchase; $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts

  By Wire

  Intermediaries should call Financial Institution Services or use the wire instructions listed in Opening a New Account.

  Exchanging and redeeming ShareS

  Exchange Service

  You can move money from one account to an existing identically registered account or open a new identically registered account. Intermediaries should call their Financial Institution Services representative for more information or to place a trade. For exchange policies, please see Transaction Procedures and Special Requirements—Excessive Trading.

  Redemptions

  Unless otherwise indicated, redemption proceeds will be wired to the intermediary`s designated bank. Intermediaries should contact their Financial Institution Services representative.

  Some of the T. Rowe Price funds may impose a redemption fee. Check the fund`s prospectus under Contingent Redemption Fee in Pricing Shares and Receiving Sale Proceeds. The fee is paid to the fund.

  Rights Reserved by the Funds

  T. Rowe Price funds and their agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through an intermediary, no later than the business day after the order is received by the intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; and (10) to involuntarily redeem your account at the net asset value calculated the day the account is redeemed, in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account.

  These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund or if required by law.

  In an effort to protect T. Rowe Price funds from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of a fund, except upon approval of the fund`s management.

  T. Rowe Price32

  T. rowe price Privacy Policy

  In the course of doing business with T. Rowe Price, you share personal and financial information with us. We treat this information as confidential and recognize the importance of protecting access to it.

  You may provide information when communicating or transacting business with us in writing, electronically, or by phone. For instance, information may come from applications, requests for forms or literature, and your transactions and account positions with us. On occasion, such information may come from consumer reporting agencies and those providing services to us.

  We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law. We may share information within the T. Rowe Price family of companies in the course of providing or offering products and services to best meet your investing needs. We may also share that information with companies that perform administrative or marketing services for T. Rowe Price, with a research firm we have hired, or with a business partner, such as a bank or insurance company with which we are developing or offering investment products. When we enter into such a relationship, our contracts restrict the companies` use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.

  We maintain physical, electronic, and procedural safeguards to protect your personal information. Within T. Rowe Price, access to such information is limited to those who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

  ___________________________________________________________________

  This Privacy Policy applies to the following T. Rowe Price family of companies: T. Rowe Price Associates, Inc.; T. Rowe Price Advisory Services, Inc.; T. Rowe Price Investment Services, Inc.; T. Rowe Price Savings Bank; T. Rowe Price Trust Company; and the T. Rowe Price Funds.

  1940 Act File No. 811-4358

  E260-040 12/30/05

  T. Rowe Price Associates, Inc.
  100 East Pratt Street
  Baltimore, MD 21202

  A fund Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager`s recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, call your intermediary. These documents are also available at troweprice.com.

  Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC`s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.

  T. Rowe Price34